Impairment Losses	9 Months Ended
Sep. 30, 2013
Impairment Losses [Abstract]
Impairment Losses

Impairment Losses

Held for use

In accordance with FASB ASC 360-10-35 Property Plant and Equipment – Overall – Subsequent Measurement, the Company analyzes its assets for impairment when events or circumstances occur that indicate the carrying amount may not be recoverable. As part of this process, the Company utilizes a two-step analysis to determine whether a trigger event (within the meaning of ASC 360-10-35) has occurred with respect to cash flow of, or a significant adverse change in business climate for, its hotel properties. Quarterly and annually the Company reviews all of its held for use hotels to determine any property whose cash flow or operating performance significantly underperformed from budget or prior year, which the Company has set as a shortfall against budget or prior year as 15% or greater.

Each quarter we apply a second analysis on those properties identified in the 15% change analysis or which have had a trigger event. The analysis estimates the expected future cash flows to identify any property whose carrying amount potentially exceeded the recoverable value. In performing this analysis, the Company makes the following assumptions:

•	Holding periods range from three to five years for non-core assets, and 10 years for those assets considered as core.
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Cash flow from trailing 12 months for the individual properties multiplied by the holding period as noted above. The Company does not assume growth rates on cash flows as part of its step one analysis.

•	A revenue multiplier for the terminal value based on an average of historical sales from leading industry broker of like properties was applied according to the assigned holding period.

If the analysis results in the carrying value of the hotel exceeding the sum of the undiscounted cash flows expected over its remaining anticipated holding period and from its disposition, the property is then tested in accordance with FASB ASC 360-10-35 35-29 Property Plant and Equipment – Overall – Subsequent Measurement, Estimates of Future Cash Flows Used to Test a Long-Lived Asset for Recoverability. The Company uses estimates of future cash flows associated with the individual properties over their expected holding period and eventual disposition.  In estimating these future cash flows, the Company incorporates its own assumptions about its use of the hotel property and expected hotel performance.  Assumptions used for the individual hotels are determined by management, based on discussions with our asset management group and our third party management companies. The properties are then subjected to a probability – weighted cash flow analysis as described in FASB ASC 360-10-55 Property Plant and Equipment – Overall – Implementation. In this analysis, the Company completes a detailed review of the hotels’ market conditions and future prospects, which incorporates specific detailed cash flow and revenue multiplier assumptions over the remaining expected holding periods, including the probability that the property will be sold. To determine the amount of impairment on the hotel properties identified in this analysis, the Company calculates the excess of the carrying value of the properties in comparison to their fair market value.

During the three months ended March 31, 2013,  no trigger events as described in ASC 360-10-35 occurred for any of our held for use hotels.  During the three months ended June 30, 2013, and September 30, 2013, a trigger event as described in ASC 360-10-35 occurred for one held for use hotel. We recorded $6,500 of impairment on this hotel in the second quarter of 2013 and $0.2 million on the same hotel in the third quarter of 2013.

During the three months ended September 30, 2012, no trigger events as described in ASC 360-10-35 occurred for any of our held for use hotels. However, during the three months ended June 30, 2012, a trigger event as described in ASC 360-10-35 occurred for two of our held for use hotels. We recorded impairment on one hotel subsequently placed into held for sale from held for use in the amount of $1.4 million, and $2.7 million was recorded on one hotel classified as held for use. For the three months ended March 31, 2012, recovery of $0.3 million was recorded on one hotel classified as held for use.

Held for sale

During the three months ended September 30, 2013, Level 3 inputs were used to determine impairment losses totaling $0.2 million on one held for sale hotel and one hotel subsequently sold, and recovery totaling $0.1 million on two held for sale and two hotels at the time of sale. During the three months ended June 30, 2013, Level 3 inputs were used to determine impairment losses of $0.7 million on two held for sale hotels, $0.4 million on four hotels at the time of sale, and recovery of $0.1 million of impairment on three hotels at the time of sale.  During the three months ended March 31, 2013, Level 3 inputs were used to determine non-cash impairment losses of $0.1 million on four held for sale hotels, and $0.4 million on eight hotels subsequently sold.  The Company also recorded negligible recovery of impairment on one hotel at the time of sale.

During the three months ended September 30, 2012, Level 3 inputs were used to determine impairment losses of $0.1 million on one held for sale hotel and $2.6 million on nine hotels subsequently sold. During the three months ended June 30, 2012, Level 3 inputs were used to determine impairment losses of $1.4 million on two held for sale hotels. The Company also recorded recovery of $0.1 million of impairment on three hotels subsequently sold and recorded impairment losses of $0.1 million on seven hotels subsequently sold. During the three months ending March 31, 2012, Level 3 inputs were used to determine non-cash impairment losses of $0.2 million on one held for sale hotel, a loss of $1.6 million on nine hotels subsequently sold, and recovery of $0.1 million of previously recorded impairment loss on one hotel at the time of sale.

The fair value of an asset held for sale is based on the estimated selling price less estimated selling costs.  We engage independent real estate brokers to assist us in determining the estimated selling price using a market approach. The estimated selling costs are based on our experience with similar asset sales.  We record impairment charges and write down the carrying value of an asset if the carrying value exceeds the estimated selling price less costs to sell.